UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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READY CREDIT CORPORATION

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READY CREDIT CORPORATION

800 Nicollet Mall, Suite 2690

Minneapolis, Minnesota 55402

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 13, 2006

TO THE STOCKHOLDERS OF READY CREDIT CORPORATION:

Please take notice that the annual meeting of stockholders of Ready Credit Corporation (the “Company”) will be held, pursuant to due call by the Company’s board of directors, at the Company’s headquarters at 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota, on Thursday, July 13, 2006, at 10:00 a.m. local time, or at any adjournment(s) thereof, to consider and take the following corporate action:

1.

to elect four directors

2.

to approve the Company’s 2005 Stock Option Plan, and

3.

to transact any other business that may properly come before the meeting and any adjournments thereof.

Pursuant to due action of the Company’s board of directors, stockholders of record on June 20, 2006 will be entitled to vote at the meeting and any adjournments thereof. Adoption of the proposal relating to our Stock Option Plan, and the election of each of our directors, requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the annual meeting.

A proxy for the annual meeting is enclosed with this Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. You are requested to fill in and sign the proxy, which is solicited by the Company’s board of directors, and mail it promptly in the enclosed envelope.

By order of the board of directors of Ready Credit Corporation

/s/ Timothy J. Walsh
Timothy J. Walsh President and Chief Executive Officer

June 22, 2006

Ready Credit
______________________________

PROXY STATEMENT

______________________________

The board of directors of Ready Credit Corporation (the “Company” or “Ready Credit”) are soliciting proxies to be used at the Company’s annual meeting of stockholders to be held on Thursday, July 13, 2006, at 10:00 a.m. local time, at the Company’s headquarters at 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota, for the purpose of taking the following corporate action:

•

to elect four directors

•

to approve the Company’s 2005 Stock Option Plan, and

•

to transact any other business that may properly come before the meeting and any adjournments thereof.

The approximate date on which this Proxy Statement and the accompanying proxy shall be first sent or given to stockholders will be June 22, 2006. Each stockholder who signs and returns a proxy in the form enclosed may revoke the proxy at any time prior to its use by giving the Company written notice of such revocation, either in open meeting or by executing and delivering a new proxy to the Company’s Secretary. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. If a stockholder has signed and delivered a proxy and later attends the annual meeting, such stockholder’s presence at the meeting will not by itself revoke that proxy. Only stockholders of record at the close of business on June 20, 2006 (the record date) will be entitled to vote at the meeting or any adjournments thereof.

GENERAL INFORMATION

ABOUT THE ANNUAL MEETING

Only holders of record of the Company’s voting stock at the close of business on June 20, 2006 (the record date for the annual meeting) are entitled to notice of and to vote at the annual meeting. On June 20, 2006, there were issued and outstanding approximately 9,322,164 shares of common stock. Each share of common stock entitles the holder thereof to one vote on each matter presented at the annual meeting. A quorum, consisting of a majority of the outstanding shares entitled to vote at the meeting, must be present in person or represented by proxy before any action may be taken at the meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated therein. Adoption of each proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the annual meeting. There is no cumulative voting for directors.

Unless a contrary choice is specified, all shares represented by proxies will be voted for the election of the nominees for the board of directors named in this Proxy Statement, and for the proposed approval of the Company’s 2005 Stock Option Plan. A stockholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Question:  Why am I receiving these materials?

Answer:  Our board of directors is providing these proxy materials to you in connection with Ready Credit’s annual meeting of stockholders, which will take place on Thursday, July 13, 2006 at 10:00 a.m. local time at the Company’s headquarters at 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this Proxy Statement.

Question:  How may I obtain Ready Credit’s annual report for 2005?

Answer:  A copy of our annual report for 2005 is enclosed. Stockholders may request another free copy of our annual report from:  Brian D. Niebur, Chief Financial Officer, Ready Credit Corporation, 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402. Current and prospective investors can also access or order free copies of our annual report, this Proxy Statement, and other financial information at http://www.sec.gov.

Question:  What items of business will be voted on at the annual meeting?

Answer:  The items of business scheduled to be voted on at the annual meeting are the election of four directors, and the approval of the Company’s 2005 Stock Option Plan previously adopted by our board of directors.

Question:  How does the board of directors recommend that I vote?

Answer:  Our board of directors recommends that you vote your shares (1) “FOR” each of the nominees to the board of directors and (2) “FOR” the approval of our 2005 Stock Option Plan.

Question:  What shares can I vote?

Answer:  Each share of Ready Credit common stock issued and outstanding as of the close of business on June 20, 2006 (the record date) is entitled to one vote on all items being voted on at the annual meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Question:  What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Answer:  Many Ready Credit stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•

Stockholder of Record:  If your common shares are registered directly in your name with our common stock transfer agent (Atlas Stock Transfer), you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to Ready Credit or to vote in person at the annual meeting. We have enclosed a proxy card for you to use.

•

Beneficial Owner:  If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Question:  How can I attend the annual meeting?

Answer:  Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record as of the record date but held your shares in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to June 20, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the annual meeting.

Please let us know if you plan to attend the meeting by marking the box on the enclosed proxy card. The meeting will begin promptly at 10:00 a.m. local time. Check-in will begin at 9:30 a.m. local time, and you should allow ample time for the check-in procedures.

Question:  How can I vote my shares in person at the annual meeting?

Answer:  Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Question:  How can I vote my shares without attending the annual meeting?

Answer:  Whether you hold shares as the stockholder of record or in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker, trustee or nominee.

Question:  Can I change my vote?

Answer:  You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation to our corporate Secretary prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Question:  Where can I find the voting results of the annual meeting?

Answer:  We intend to announce preliminary voting results at the annual meeting and publish final results in a current report on Form 8-K shortly after the meeting.

ELECTION OF DIRECTORS

(Proposal One)

The board of directors currently consists of four directors, each of whom has been nominated for re-election by a majority of the independent directors serving on the board of directors. If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next annual meeting of stockholders, or until his successor is elected and shall have qualified.

We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them FOR the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for any of the nominees, we will vote your shares FOR that other person.

Nominees

The names and ages of the nominees, their principal occupations and tenure as directors are set forth below, including their past five years (or longer) of business experience, based upon information known to the Company and furnished by such nominees. There is no family relationship between any of the nominees, directors or executive officers of Ready Credit.

Thomas H. Healey, 66, Mr. Healey was appointed a director and elected as our Chairman of the Board in August 2005. Mr. Healey co-founded and has served as the Chairman of Healey Ramme Company since 1979. Healey Ramme Company provides full service real estate development services primarily for large multi-family projects. Mr. Healey founded and has served as Chairman of Crown Bankshares, Inc. since 2000. Crown Bankshares, Inc. is a family owned Minnesota-based bank. From 1989 until its sale to Associated Bank in 1999, Mr. Healey served as Chairman of Windsor Bancshares, Inc. and President of its subsidiary, Bank Windsor, from 1991 to 1995. Mr. Healey has served in senior management and directorship roles at a number of other privately held companies throughout his career.

Timothy J. Walsh, 44, Mr. Walsh was appointed a director of the Company in May 2005 and elected Chief Executive Officer and President in July 2005. From November 2001 to January 2005, Mr. Walsh served as the Senior Vice President, Sales and Marketing of Sagebrush Corporation, the primary business activity of which is providing information access systems to educational institutions. From 1999 to November 2001, Mr. Walsh served as founder and President of Shopforschool, a start-up internet venture whose primary focus was providing parents with a vehicle to raise funds for schools through online shopping. Prior to his association with Shopforschool, Mr. Walsh was the Vice President, Sales, Marketing and Business Development for the OnHealth Network Company.

Ronald E. Eibensteiner, 53, Mr. Eibensteiner has served as a director of the Company since May 2005. Mr. Eibensteiner served as the Company’s Chairman of the Board from May 2005 until August 2005 and as the Company’s Chief Executive Officer and President from May 2005 until July 2005. Mr. Eibensteiner has served as a director, Chairman of the Board, President and Chief Executive Officer of the Company’s wholly owned subsidiary, Domino Entertainment, Inc., since January 2005. He has been the President of Wyncrest Capital, Inc. since 1993 and has been a seed investor in several early-stage technology companies. Mr. Eibensteiner served as the Chairman of the Board of Spectre Gaming, Inc. (OTCBB: SGMG) from May 1996 to February 2005 and that corporation’s Chief Executive Officer and President from February 2003 to April 2004. He was a cofounder of Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems; cofounder of OnHealth Network Company, a web-based publisher of health and wellness information which was later purchased by WebMD; director of BigCharts, Inc., a leading provider of financial internet content, until its sale to MarketWatch.com in June 1999; and was Chairman of Prodea Software Corporation, a data-warehousing software company, until its sale to Platinum Technology, Inc., in January 1996. In 1983, Mr. Eibensteiner cofounded Arden Medical Systems and served as its Chief Financial Officer until its sale to Johnson & Johnson in 1987. Mr. Eibensteiner holds a Bachelor of Science degree in Political Science from the University of Minnesota.

Brian D. Niebur, 43, Mr. Niebur has served as Chief Financial Officer and a director of the Company since May 2005. Mr. Niebur has served as the Chief Financial Officer and director of the Company’s wholly owned subsidiary, Domino Entertainment, Inc., since January 2005. Mr. Niebur served as Chief Financial Officer and a director of Spectre Gaming, Inc. (OTCBB: SGMG) from February 2003 until November 2005. Mr. Niebur has been employed part time by Entrx Corporation (Pink Sheets: ENTX) as its Treasurer and Chief Financial Officer since February 2002. Entrx Corporation is primarily engaged in providing industrial insulation services through its California subsidiary, Metalclad Insulation Corporation. In addition, since July 2000, and also on a part-time basis, Mr. Niebur has acted as a vice president and controller for Wyncrest Capital, Inc. in Minneapolis, Minnesota, a privately held venture capital firm. From August 1997 until July 2000, Mr. Niebur was the controller for Vital Images, Inc., a developer and marketer of medical visualization and analysis software. Mr. Niebur was the Vice President and Controller of IVI Publishing, Inc, from September 1993 until August 1997. IVI Publishing, Inc. was an electronic publisher of health and medical information. Mr. Niebur has passed the certified public accounting examination.

Vote Required

To be elected, each nominee requires the affirmative vote of holders of a majority of the shares of our voting stock present in person or represented by proxy and entitled to be voted at the annual meeting. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Our Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

Ready Credit’s board of directors is currently comprised of four members, each of whom is identified under Proposal One (“Election of Directors”) above. Currently, one of our four directors, Mr. Thomas H. Healey, qualifies as an “independent director” as that term is defined in Section 4200(a)(15) of the National Association of Securities Dealers’ listing standards listing standards.

During fiscal year 2005, our board of directors held two meetings and took action in writing 19 times (which includes action taken in writing by Domino Entertainment, Inc., f/k/a Thunderball Entertainment, Inc., the Company’s predecessor in interest). During that time, no director attended fewer than 75% of our board of directors meetings or meetings of any committee on which any particular director served. We expect our directors to attend the annual meeting, if possible. We did not hold an annual meeting of stockholders during 2004 or 2005. Our board of directors has an audit committee, but does not have a standing nominating committee or compensation committee (or other committees performing similar functions). Instead, director-nominees are ultimately selected by a majority of our directors, and compensation decisions are made by our entire board of directors, subject to applicable conflict-of-interest statutes.

Audit Committee

Our board of directors has established an audit committee that currently consists of our entire board of directors. The audit committee currently does not operate under a charter. During fiscal year 2005, the audit committee held two quarterly meetings (in connection with the filing of the Company’s periodic disclosure reports).

The board of directors has determined that at least one member of the audit committee, Mr. Healey, is an “audit committee financial expert” as that term is defined in Item 401(e)(2) of Regulation S-B promulgated under the Securities and Exchange Act of 1934. Mr. Healey’s relevant experience includes his service as the Chairman of Healey Ramme Company and Chairman of Crown Bankshares, Inc. Mr. Healey qualifies as an “independent director,” as such term is defined in Section 4200(a)(15) of the National Association of Securities Dealers’ listing standards, and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934.

Audit Committee Report

The audit committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors, and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities.

The audit committee has reviewed the Company’s audited financial statements for the last fiscal year and discussed them with management. The audit committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statement on Auditing Standards, AU Section 380), as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Furthermore, the audit committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees), as amended, promulgated by the Independence Standards Board, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions described above, the audit committee has determined that the audited financial statements should be included in the Company’s annual report on Form 10-KSB for the last fiscal year for filing with the SEC.

Thomas H. Healey Timothy J. Walsh Ronald E. Eibensteiner Brian D. Niebur

Nomination of Directors

As indicated above, Ready Credit does not have a standing nominating committee (or other committee performing similar functions). The board of directors believes that such a committee would not provide any benefit to the Company or its stockholders since additional committee meetings would only add further management-related expense to the Company. In addition, as we build our board of directors and Company, we believe that it is important for all directors to participate, at some level, in the process of evaluating candidates to serve on our board of directors. In lieu of paying for the expenses associated with additional committees and meetings, our board of directors has determined that, at this time, it is more appropriate to use the Company’s resources for operational purposes. Nevertheless, the board of directors remains open to the possibility of creating such committees as new directors (especially those qualifying as “independent directors”) are added to the board of directors.

As indicated above, a majority of our directors ultimately select the director-nominees for approval at our annual meetings. In this process of selection the directors do not employ a charter. Nevertheless, our directors do employ various criteria and principles in reviewing potential candidates and ultimately selecting director-nominees. Overall, we as a company recruit and consider candidates without regard to race, color, religion, sex, ancestry, national origin or disability. More particularly, in the process of reviewing candidates our board of directors will consider each candidate’s business and industry experience, his or her ability to act on behalf of stockholders, overall diversity on our board of directors, potential concerns regarding independence or conflicts of interest, and other factors relevant in evaluating director-nominees. Typically, a new candidate will meet with at least a majority of the directors then serving on the board of directors, our Chief Executive Officer (if not a director), and with other management personnel. The directors will also consider a candidate’s personal attributes, including without limitation personal integrity, loyalty to the Company and concern for its success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital role in good corporate citizenship and image, availability for meetings and consulting with other directors and our management on Company matters, and willingness to assume broad fiduciary responsibility.

The Company’s stockholders may recommend candidates to our board of directors for consideration at our annual stockholder meeting. In order to make such a recommendation, a stockholder must submit the recommendation in writing to the board of directors, in care of the corporate Secretary at the Company’s headquarters address, at least 120 days prior to the mailing of the Proxy Statement relating to the previous year’s annual stockholder meeting. Stockholders wishing to make a candidate recommendation for consideration at our 2007 annual stockholder meeting must send such recommendation so that it is received on or prior to February 22, 2007. To enable our directors to evaluate the candidate’s qualifications, stockholder recommendations must include:

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the name and address of the nominating stockholder and the candidate

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a representation that the nominating stockholder is a holder of record of Ready Credit capital stock entitled to vote at the current year’s annual meeting

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a description of any arrangements or understandings between the nominating stockholder and the candidate being recommended, pursuant to which the nomination is to be made by the stockholder

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a résumé detailing the educational, professional and other information necessary to determine if the nominee is qualified to serve as a Ready Credit director

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such other information regarding the nominee as would be required to include in a proxy statement filed pursuant to SEC proxy rules, and

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the nominee’s consent to serve as a director, if elected.

Ability of Stockholders to Communicate with the Board of Directors

Our board of directors has established several means for our stockholders and others to communicate with the board of directors. If the stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to our audit committee, in care of the corporate Secretary at the Company’s headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of corporate Secretary at the Company’s headquarters address.

EXECUTIVE COMPENSATION

The table below sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by (i) each individual serving as the Company’s Chief Executive Officer during the last fiscal year, and (ii) each individual that served as an executive officer of the Company at the end of the last fiscal year and who received in excess of $100,000 in the form of salary and bonus during such fiscal year.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long-Term Compensation Awards
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)

Timothy J. Walsh, President and CEO(1)	2005	$68,750	—	$61,385	600,000
	2004	—	—	—	—
	2003	—	—	—	—

Ronald E. Eibensteiner, President and CEO(2)	2005	—	—	—	—
	2004	—	—	—	—
	2003	—	—	—	—

Quinton Hamilton President(3)	2005	—	—	—	—
	2004	—	—	—	—
	2003	—	—	—	—

——————

(1)

Mr. Walsh was appointed President and Chief Executive Officer on July 18, 2005. Other annual compensation includes fees paid to Mr. Walsh as a consultant to the Company prior to his appointment as President and Chief Executive Officer. On August 26, 2005, the Company granted Mr. Walsh an option to purchase up to 600,000 shares of common stock at the per-share purchase price of $1.01.

(2)

Mr. Eibensteiner was appointed President and Chief Executive Officer on May 12, 2005 and resigned from those positions effective July 18, 2005. Mr. Eibensteiner did not receive any salary while in those positions.

(3)

Mr. Hamilton was appointed President of Philadelphia Mortgage Corp., the predecessor of Ready Credit, in July 2004 and resigned from that position effective May 12, 2005.

Option Grants in Last Fiscal Year

The table below sets forth information respecting stock option grants made during the last fiscal year to the individuals named in the Summary Compensation Table.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Share)	Expiration Date

Timothy J. Walsh(1)	600,000	100%	$1.01	8/26/2015
Ronald E. Eibensteiner	—	—	—	—
Quinton Hamilton	—	—	—	—

——————

(1)

On August 26, 2005, the Company granted Mr. Walsh a ten-year option to purchase up to 600,000 shares of common stock at a per-share purchase price of $1.01.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

The table below summarizes certain information with respect to options held by the individuals named in the Summary Compensation Table, and the value of unexercised options held by such persons as of December 31, 2005 (the end of fiscal year 2005).

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Unexercised Options at Fiscal Year End (exercisable / unexercisable)	Value of Unexercised In-the-Money Options at Fiscal Year End ($) (exercisable / unexercisable)(1)

Timothy J. Walsh	—	—	0 / 600,000	$0 / $ 84,000
Ronald E. Eibensteiner	—	—	— / —	— / —
Quinton Hamilton	—	—	— / —	— / —

——————

(1)

The figures in this column are based upon the difference between the fair market value of exercisable options as of December 31, 2005, determined by reference to the closing price of the Company’s common stock on December 30, 2005 (the last trading day of fiscal year 2005), and the aggregate exercise price of the subject option.

Employment Agreements

We do not have an employment agreement with any members of our management, including Messrs. Walsh (our President and Chief Executive Officer) and Niebur (our Chief Financial Officer), and we do not currently anticipate that we will enter into any such agreements. Our current employment arrangement with Mr. Walsh is to pay him a salary of $150,000 per year. In connection with our retention of Mr. Walsh, we granted him a ten-year option to purchase up to 600,000 common shares at a per-share purchase price of $1.01. Mr. Niebur is a consultant to the Company and his time is billed to the Company at the rate of $65 per hour.

Director Compensation

Our directors do not presently receive any compensation from the Company for attending board of directors or committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings. The Company has no official plan or policy for compensating directors with stock options or stock awards. Nevertheless, in August 2005 the Company granted a director an option to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $1.01 per share, as an inducement for him to join the Company’s board of directors. The option vests in three annual and substantially equal installments on August 26, 2006, 2007 and 2008.

APPROVAL OF THE

2005 STOCK OPTION PLAN

(Proposal Two)

In July 2005, the board of directors approved and adopted the Company’s 2005 Stock Option Plan (the “2005 Plan”) in the form attached hereto as Annex A. There are 1,500,000 shares of the Company’s common stock reserved for issuance under the 2005 Plan. As of the date of this Proxy Statement, incentives relating to 1,130,000 shares of common stock have been awarded under the 2005 Plan. If this proposal is approved by the stockholders, Company officers, directors, employees and consultant will be eligible to receive incentives pursuant to the 2005 Plan that may qualify as incentive stock options. If this proposal is not approved, the 2005 Plan will nonetheless continue but our board of directors and its administering committee will not be able to issue incentive stock options thereunder. The brief summary of the 2005 Plan that follows is qualified in its entirety by reference to the complete text of the 2005 Plan contained in Annex A.

General

The 2005 Plan provides for the issuance of other incentives in the following forms, each of which is discussed below:  (i) incentive and non-statutory stock options; (ii) stock-appreciation rights (“SARs”); (iii) restricted stock; (iv) stock awards; and (v) performance shares. The purpose of the 2005 Plan is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company.

Administration

At the discretion of our board of directors, the 2005 Plan is administered by the full board of directors or through an administering committee composed entirely of non-employee directors who are intended to meet the criteria of “outside director” under Code Section 162(m) and “non-employee director” under Section 16 of the Securities Exchange Act of 1934. Currently, the full board of directors administers the 2005 Plan. The board of directors selects the officers and key employees who receive options or awards, the form of those awards, the number of shares or dollar targets of the options or awards and all terms and conditions of the options or awards. The board also certifies the level of attainment of performance targets.

Eligibility

Options and awards may be granted only to present or future officers, directors, consultants and key employees of the Company, including its subsidiaries and affiliates.

Maximum Stock Award Levels

The maximum number of shares available for awards under the 2005 Plan is 1,500,000. No individual participant may be granted awards in any single calendar year during the term of the 2005 Plan in respect of more than 1,000,000 shares of common stock. For purposes of the foregoing limitation, the number of shares in awards that are made with respect to a period longer than one calendar year shall generally be considered to have been made on a pro rata basis in the calendar years during such period.

Types of Incentives

Stock Options. The board of directors may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The 2005 Plan confers on the board of directors discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than 100% of the fair market value of the stock on the date of grant.

The maximum term of options under the 2005 Plan is ten years, except that in certain cases the maximum term is five years. Subject to the discretion of the board of directors, options under the 2005 Plan generally terminate pursuant to provisions contained in each optionholder’s agreement with the Company. Nevertheless, no option may remain exercisable or continue to vest beyond its expiration date, and any incentive stock option that remains unexercised more than one year following termination by reason of death or disability, or more than three months following termination for other reasons, will be deemed a non-statutory stock option.

Stock-Appreciation Rights. A stock-appreciation right or SAR is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the board of directors at the time of grant. The board of directors has the discretion to determine the number of shares as to which an SAR will relate as well as the duration and exercisability of an SAR.

Restricted Stock. The board of directors may also grant shares of restricted stock that are subject to the continued employment of the participant and may also be subject to performance criteria at the discretion of the board. Generally, if the participant’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse (i.e., the restricted stock will be forfeited). The board may provide for a prorated attainment of time-based restrictions. Generally, an award will not vest during a period less than one year following the date of the award unless the board determines otherwise. During the restriction period, unless the board determines otherwise, a participant who holds restricted stock will be entitled to vote the shares and to receive cash dividends, if any are declared.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the board.

Performance Shares. The board may grant performance shares. Performance shares entitle the participant to receive a specified number of shares of common stock, or the equivalent cash value, if the objectives specified in the award are achieved and other terms are satisfied.

Transferability of Incentives

Incentives granted under the 2005 Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the 2005 Plan or the incentive, or (in the case of a stock option or an SAR) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Nevertheless, stock options and SARs may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively referred to as “family members”), to trusts for the benefit of such family members, to partnerships or limited liability companies in which family members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3).

Effect of Certain Corporate Events

Unless otherwise provided in the agreement for an incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the compensation board (collectively referred to herein as a “transaction”), the board shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to:

•

terminating the 2005 Plan and all incentives and (i) granting the holders of outstanding vested options, in lieu of any shares of common stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such holder had received common stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) granting the holders of performance shares and/or SARs that entitle the participant to receive common stock, in lieu of any shares of common stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such common stock had been issued to and held by the participant immediately prior to such transaction; and

(iii) treating holders of any incentive which does not entitle the participant to receive common stock in an equitable manner as determined by the board;

•

providing that participants holding outstanding vested common stock-based incentives shall receive, with respect to each share of common stock issuable pursuant to such incentives as of the effective date of any such transaction, at the determination of the board, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the fair market value of such common stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction;

•

providing that the 2005 Plan (or a replacement plan) shall continue with respect to incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; and

•

providing that all unvested, unearned or restricted incentives shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any incentive.

In addition, the board may restrict the rights of participants in the event of a transaction to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation.

Duration, Amendment and Termination

The board of directors may amend or discontinue the 2005 Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof. Certain 2005 Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2005 Plan, change the types of incentives that may be granted under the 2005 Plan, change the class of persons eligible to receive incentives under the 2005 Plan, or materially increase the benefits accruing to participants under the 2005 Plan.

Federal Income Tax Consequences

The United States federal income tax consequences arising with respect to awards granted under the 2005 Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2005 Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the 2005 Plan, as the consequences may vary with the types of awards made, the identity of the participants, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the participants’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of common stock (for example, upon exercise of nonqualified stock options). Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the participant.

Exceptions to these general rules may arise under the following circumstances:  (1) if shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment-, service-, or performance-related condition, ordinary income taxation and the Company’s tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (2) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (3) the Company will not be entitled to a tax deduction for compensation attributable to awards granted to its chief executive officer or any of its four other most highly compensated officers, if and to the extent such compensation does not qualify as “performance-based compensation” under Code Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (4) an award may be taxable to the participant at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest, even if that is prior to the delivery of the cash or common stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

Code Section 162(m) generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as performance-based compensation is excluded from the $1,000,000 deductibility cap and therefore remains fully deductible by the corporation that pays it. The Company intends that options and SARs granted at the fair market value of the common stock on the date of grant will qualify as performance-based compensation. Performance shares and restricted stock granted under the 2005 Plan will only qualify as performance-based compensation when the board of directors conditions such grants on the achievement of specific performance goals in accordance with the requirements of Code Section 162(m).

The 2005 Plan provides that the Company has the right to require the recipient of any award under the 2005 Plan to pay to the Company an amount necessary for the Company to satisfy its obligation to pay the minimum required federal, state, or local income tax, Federal Insurance Contribution Act tax, social insurance tax or other required withholding amount applicable to the participant with respect to such award. The Company may, to the extent permitted by law, withhold from other amounts payable to such individual an amount necessary to satisfy these obligations. Unless the board of directors determines otherwise, a participant may satisfy the Company’s withholding obligation by having shares retained or by delivering shares held for more than six months.

Future Plan Awards

If the 2005 Plan is approved by our stockholders, the grant of awards under the plan will be entirely within the discretion of our board of directors. It is currently not possible for the Company to determine the benefits or amounts that will be awarded in the future under the 2005 Plan.

Required Vote

Approval of this proposal requires the affirmative vote of holders of a majority of the shares of our voting stock present in person or represented by proxy and entitled to be voted at the annual meeting.

Our Recommendation

We believe strongly that the amendment of our Stock Option Plan is essential to our success. Stock options and other awards such as those provided under the Stock Option Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For these reasons, our stockholders are being asked to approve the amendment of our Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

VOTING SECURITIES AND

PRINCIPAL HOLDERS

As of the close of business on June 20, 2006 (the record date), the Company had outstanding one class of voting securities—common stock, of which there were approximately 9,322,164 shares outstanding. Each share of common stock is entitled to one vote on all matters put to a vote of our stockholders.

The following table sets forth the number of common shares, and percentage of outstanding common shares, beneficially owned as of June 20, 2006, by:

•

each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock

•

each director

•

each executive officer named in the Summary Compensation Table, and

•

all current executive officers and directors as a group.

Unless otherwise indicated, the address of each of the following persons is 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402, and each such person has sole voting and investment power with respect to the shares set forth opposite his or her name.

Name and Address	Number of Common Shares Beneficially Owned(1)	Percentage of Outstanding Common Shares(1)

Thomas H. Healey	—	*
Timothy J. Walsh	100,000	1.07%
Ronald E. Eibensteiner(2)	2,250,000	23.82%
Brian D. Niebur	350,000	3.75%
D. Bradly Olah(3)	1,950,000	20.64%
Morgan Street Partners, LLC	1,500,000	16.09%
Laurie Eibensteiner(4)	500,000	5.36%
All current executive officers and directors as a group(5)	2,700,000	28.58%

——————

* less than 1%

(1)

Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)

Includes (a) 1,500,000 shares of common stock held by Morgan Street Partners, LLC; and (b) 500,000 shares of common stock held by Piper Jaffray as Custodian FBO Laurie Eibensteiner. Mr. Eibensteiner is the beneficial owner of Morgan Street Partners, LLC. Ms. Eibensteiner is the spouse of Mr. Eibensteiner. Also includes 125,000 shares that Mr. Eibensteiner may acquire upon the exercise of outstanding and currently exercisable warrants.

(3)

Includes 125,000 shares that Mr. Olah may acquire upon the exercise of outstanding and currently exercisable warrants.

(4)

Includes 500,000 shares of common stock held by Piper Jaffray as Custodian FBO Laurie Eibensteiner. Ms. Eibensteiner is the spouse of Mr. Eibensteiner.

(5)

Includes Messrs. Healey, Walsh, Eibensteiner and Niebur.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

A company wholly owned by a director and the former Chairman and Chief Executive Officer of the Company and employing a director and Chief Financial Officer of Ready Credit charged approximately $4,500 for rent during 2004 and $59,980 for rent and consulting services during the year ended December 31, 2005. The rent agreement is month-to-month with a base rent of $3,000 per month.

A limited liability company, owned by the spouse and daughter of a director and the former Chairman and Chief Executive Officer of the Company, loaned the Company $1,000 in October 2004. The loan was due upon demand and was non-interest bearing. The loan was repaid in January 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons owning more than ten percent of our common stock (and any subsequently registered class of the Company’s equity securities) to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such forms furnished to the Company, or written representations that no applicable filings were required, the Company believes that all such filings were filed on a timely basis for fiscal year 2005.

STOCKHOLDER PROPOSALS

General

Any stockholder desiring to submit a proposal for action at the 2007 annual meeting must submit such proposal in writing to Brian D. Niebur, Chief Financial Officer, Ready Credit Corporation, 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402, by February 22, 2007. Due to the complexity of the respective rights of the stockholders and the Company in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.

Discretionary Proxy Voting Authority / Untimely Stockholder Proposals

Rule 14a-4(c) under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that a stockholder has not sought to include in our proxy statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least 45 days before the date of mailing of the prior year’s proxy statement, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in the proxy statement.

With respect to the Company’s 2007 annual stockholder meeting, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company’s proxy statement, by May 8, 2007, management proxies will be allowed to use their discretionary authority as indicated above.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the accompanying proxy, annual report and other materials which may be sent to our stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will upon request be reimbursed by the Company for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.

Our board of directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. Nevertheless, if other matters do come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

By order of the board of directors of Ready Credit Corporation

/s/ Timothy J. Walsh
Timothy J. Walsh President and Chief Executive Officer

Annex A

READY CREDIT CORPORATION

2005 STOCK OPTION PLAN

1.

Purpose. The purpose of the 2005 Stock Option  Plan (the “Plan”) of Ready Credit Corporation (the “Company”), is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (variously referred to hereinafter as the “Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of the Company’s common stock, $0.001 par value (the “Common Stock”), monetary payments, or both, on terms and conditions determined under this Plan.

2.

Administration.

2.1

The Plan shall be administered by a committee of the Company’s board of directors (the “Committee”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the Company’s board of directors. Each member of the Committee shall qualify both as a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and as an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete discretion and authority to determine all provisions of all Incentives awarded under the Plan (consistent with the terms of the Plan), interpret the Plan, and make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive for the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that any such amended or modified terms are permitted by the Plan as then in effect, and any recipient of an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the Company’s board of directors.

2.2

In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture, including a spinoff, or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected recipient of an Incentive, amend or modify the vesting criteria of any outstanding Incentive based, in whole or in part, on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3.

Eligible Participants. Employees of the Company or its subsidiaries, (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries, including members of any advisory board, shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by Company officers or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such performance objectives may be delegated.

4.

Types of Incentives. Incentives under the Plan may be granted in any combination of the following forms:  (a) incentive stock options and non-statutory stock options under Section 6; (b) stock-appreciation rights (“SARs”) under Section 7; (c) stock awards under Section 8; (d) restricted stock under Section 8; and (e) performance shares under Section 9.

5.

Shares Subject to the Plan.

5.1

Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,500,000 shares of Common Stock. Shares of Common Stock issued under the Plan or that are currently subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2

To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or upon the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued hereunder as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

6.

Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1

Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

6.2

Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. No individual may receive options to purchase more than 1,000,000 shares in any year.

6.3

Term and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may in its discretion accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4

Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in Section 10.13 below) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding-tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Any shares of Common Stock delivered by a participant pursuant to clause (b) above must have been held by the participant for a period of not less than six (6) months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder with respect to shares of Common Stock issuable under such stock option. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions declared as of a record date preceding the date on which a participant becomes the holder of record of shares of Common Stock acquired upon exercise of a stock option, except as the Committee may determine in its sole discretion.

6.5

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a)

The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock-option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.

(b)

Any certificate for an incentive stock option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options.

(c)

All incentive stock options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s shareholders.

(d)

Unless sooner exercised, all incentive stock options shall expire no later than ten (10) years after the date of grant. No incentive stock option may be exercisable after ten (10) years from its date of grant (or five (5) years from its date of grant if, at the time of grant, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(e)

The exercise price for a share of Common Stock under an incentive stock options shall be not less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant; provided, however, that the exercise price shall be one hundred ten percent (110%) of the Fair Market Value if, at the time the incentive stock option is granted, the participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

7.

Stock-Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1

Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the

Committee, in its discretion, at the date of grant but may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant.

7.2

Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten (10) years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3

Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash, or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4

Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to Company officers and directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)

the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (i.e., the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone and without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b)

the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.

Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services rendered to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1

Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2

Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3

Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including without limitation any or all of the following:

(a)

a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)

a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c)

such other conditions or restrictions as the Committee may deem advisable.

In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company unless otherwise determined by the Committee. Each such certificate shall bear a legend in substantially the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED BY IT ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING CONDITIONS OF FORFEITURE) CONTAINED IN THE 2005 STOCK OPTION  PLAN OF READY CREDIT CORPORATION (THE “COMPANY”), AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. A COPY OF THE 2005 STOCK OPTION PLAN AND THE AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

8.4

End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.5

Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9.

Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1

Performance Objectives. Each performance share will be subject to performance objectives respecting the Company or one of its operating units to be achieved by the participant before the end of a specified period. The Committee shall determine the terms and conditions of each grant and the number of performance shares granted. If the performance objectives are achieved, the participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2

Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3

No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4

Expiration of Performance Shares. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.

General.

10.1

Effective Date. The Plan will become effective upon approval by the Company’s board of directors; and the ability of the Company to make grants of incentive stock options hereunder will become effective upon approval of the Company’s shareholders within one year of the date of this Plan’s adoption by the Board.

10.2

Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or have been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

10.3

Non-Transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a  participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence

10.4

Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company, or the participant’s other service with the Company is terminated, for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding the other provisions of this Section 10.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and restricted stock awards, performance shares and stock awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date. Any incentive stock option that remains unexercised more than one (1) year following termination of employment by reason of death or disability or more than three (3) months following termination for any reason other than death or disability will thereafter be deemed to be a non-statutory stock option.

10.5

Additional Conditions. Notwithstanding anything in this Plan to the contrary:  (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

10.6

Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7

Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8

Withholding.

(a)

The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the “Tax Date”).

(b)

The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

(c)

If a participant is a Company officer or director within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:  (a) no Election shall be effective for a Tax Date which occurs within six (6) months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period; and (b) the Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

10.9

No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10

Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

10.11

Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 10.6 of the Plan.

10.12

Merger, Sale, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)

providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee;

(b)

providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction;

(c)

providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction; or

(d)

providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.13

Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Company’s board of directors determines in good faith in the exercise of its reasonable discretion to be one hundred percent (100%) of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System, Nasdaq SmallCap Stock Market (“Nasdaq”), or the Over-The-Counter Bulletin Board (“OTCBB”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq, or the average of the bid and ask price on the OTCBB, on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

10.14

Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

10.15

Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts-of-law principles of Minnesota or any other jurisdiction.

10.16

Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

PROXY CARD

READY CREDIT CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

July 13, 2006

The undersigned, a stockholder of Ready Credit Corporation (the “Company”), hereby appoints Timothy J. Walsh and Brian D. Niebur, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is entitled to vote at the Company’s 2006 annual meeting of stockholders to be held at the Company’s headquarters at 800 Nicollet Mall, Suite 2690, Minneapolis, on Thursday, July 13, 2006 at 10:00 a.m. local time, and at any adjournments thereof, upon the following matters:

1.	Proposal to elect four directors: Thomas H. Healey, Timothy J. Walsh, Ronald E. Eibensteiner, and Brian D. Niebur.
☐ FOR all nominees above ☐ WITHHOLD AUTHORITY (except as marked to the contrary below)
To withhold authority to vote for any individual, write their name in the space below: _____________________________________________________________________
2.	Proposal to approve the Company’s 2005 Stock Option Plan:
☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the annual meeting. The undersigned hereby revokes all previous proxy appointments and proxies relating to shares covered hereby and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Company’s 2006 annual meeting of stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided this proxy will be voted FOR all proposals at the meeting.

Dated:  _______________________________________, 2006

__________________________________________________

__________________________________________________

Note:  Stockholders must sign exactly as their name appears to the left. When signed as a corporate officer, executor, administrator, trustee, guardian or similar, please your indicate full title as such. Finally, both joint tenants must sign if your shares are held in joint tenancy.

☐   Please mark the box at left if you plan to attend the annual meeting.